EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT
I, David M. Brain, President and Chief Executive Officer of Entertainment Properties Trust (the “Issuer”), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “Report”). I hereby certify that, to the best of my knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ David M. Brain
David M. Brain
President, Chief Executive Officer
(Principal Executive Officer)
Date: February 24, 2012